September 2006
September 2006
Lehman Brothers Energy Conference
Lehman Brothers Energy Conference
Lehman Brothers Energy Conference
Energy Transfer Equity, L.P.
Energy Transfer Equity, L.P.
Energy
Energy Transfer
Partners, L.P.
Partners, L.P.
Exhibit 99.1

The statements made by representatives of Energy Transfer Partners (ETP) or Energy Transfer
Equity (ETE) during the course of this presentation that are not historical facts are forward-
looking statements. Although the assumptions underlying these statements are believed to be reasonable, investors are cautioned that such forward-looking statements are inherently uncertain and necessarily involve risks that may affect the business prospects and performance of ETP and
ETE, causing actual results to differ from those discussed during this presentation. When considering forward-looking statements, you should keep in mind the risk factors and other cautionary statements included in the prospectus.
Any forward-looking statements made are subject to all of the risks and uncertainties, many of which are beyond management’s control, involved in the transportation, gathering, compression, treating, processing, storage and marketing of natural gas and in the propane business. These risks include the risks described in the prospectus. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, the actual results and plans of ETP and
ETE could differ materially from those anticipated, estimated, projected or expected.
ETP and ETE undertake no obligation to publicly update any forward-looking statements, whether as a result of new information or future events.
Legal Disclaimer
Legal Disclaimer

Agenda
Overview
ETP/ETE Corporate Structure
Asset Profile
Investment Highlights
Asset Overview
Midstream Overview
Propane Overview
Project Update
Energy Transfer Equity, L.P.
ETP/ETE Unitholder Returns
Summary

ETP Corporate Structure
Public Unitholders
Energy Transfer Equity, L.P.
Energy Transfer Partners, L.P.
110,726,999 Units Outstanding
67.1% Limited
Partner Interest
La Grange Acquisition, L.P
Natural Gas
Midstream Operations
Heritage  Operating, L.P.
Propane
Operations
Heritage
Holdings
Inc
50% Incentive
Distribution Rights
32.9% Limited Partner
Interest
2% General Partner
Interest
Titan
Propane,
L.P.

ETE Corporate Structure
Management
and Affiliates
Public
Unitholders
LE GP, LLC
Energy Transfer Equity, L.P.
124,360,520 Common Units Outstanding
81.8% Limited
Partner Interest
17.7% Limited
Partner Interest
50% Incentive Distribution
Rights
32.9% Limited Partner
Interest
2% General Partner
Interest
0.5% General
Partner Interest

Asset Profile
A diversified midstream and propane MLP:
3rd largest MLP in the U.S. (based on market cap)
Largest intrastate pipeline system in U.S. with interconnects to major consumption areas throughout U.S.
Significant strategically located natural gas storage capacity
Third largest retail propane marketer in the United States with concentration in highest population growth areas
Annual Revenue (LTM 5/31/06) $8.1 B
Total Assets (5/31/06)              $4.6 B
Enterprise Value (1) $7.1 B
Equity Market Cap. (1) $5.3 B
Units Outstanding (8/31/06)     110,726,999
EBITDA (Fiscal 2006) $730 million (2)
ETP Financial Summary
(1) Unit price as of August 30, 2006 &total debt as of 5/31/06; excludes value of GP and ETE.
(2) Public guidance.
(3) Based on ETP annual  distribution of $2.55/ unit
ETE Financial Summary
Annual EBITDA (3) $157 million
Enterprise Value (1) $3.72 B
Equity Market Cap. (1) $3.35 B
Units Outstanding (8/31/06) 124,360,520
Current Annual DCF/ Unit $.95

Investment Highlights
Substantial competitive advantage
High quality portfolio of assets
Strong credit statistics
Compares favorably with BBB+ / BBB peers
Management commitment to credit quality
High common unit coverage
ETP retains cash to fund internal growth and strengthen balance sheet
Low risk, high rate of return growth opportunities
Attractive construction price to EBITDA multiples
Long-term contracts in place prior to construction
Excellent access to public debt and equity markets
Significant liquidity
History of consistent distribution growth
Experienced management with substantial equity ownership

- Largest US Intrastate Natural Gas System
- 11,700 miles of natural gas pipeline
- 7.6 Bcf/d capacity

Geographic Footprint

- 5 Market Hubs
- 5 Producing Regions
- >10 Interstate Pipeline Connections

- 78 Bcf Storage (working space)
- 14 natural gas treating facilities
- 240 MMcf/d natural gas processing capacity

8 Energy Transfer Midstream System

Competitive Advantages
Texas Infrastructure
Multiple Market Options for Producers
Strong Position in Active Supply Basins
Operating Expertise
Producer Relationships
Substantial Organic Growth Opportunities
Bypass Capability at Processing Plants

- Approximately 417 miles
- 42, 36 & 30" Pipeline Expansion
- New Addition
  - South Loop to Beaumont, TX
- Approximately $1 billion total capital to be spent
  - $420 million incurred through 5/31/06

Energy Transfer Midstream Assets

- Reed to Texoma section placed in service and flowing gas as of 8/31/2006

10 Project Update

Project Update
Provides 2.3 Bcf/d additional outlet
capacity to Fort Worth Basin and
East Texas producers
Links high growth production with
major market hubs and multiple
interstate interconnects across Texas
Provides accretive returns on
significant capital spending
Backed by long-term contracts
with investment grade
counterparties

Propane Operations
ETP’s propane operations are concentrated in higher than average population growth areas where natural gas distribution may not be cost effective, and its geographic diversification minimizes the impact of weather patterns in individual regions.
Fee-based, pass-through business, subject to weather volatility that impacts volumes
Focus on higher-margin residential customers
Record fiscal 2004 and 2005 operating and financial
performance
Realized 1%-3% internal growth excluding acquisitions
Trend of increasing margins due to higher vehicle fuel costs, steel costs, benefit, and insurance cost
Assets owned
Purchase land, buildings and vehicles
90% of customer tanks
Retail Gallons Sold (Millions)
126
147
160
181
330 330
376
398
406
0
50
100
150
200
250
300
350
400
450

13 Updated Propane Operations Map

14 Financial Review ETP/ETE Credit Statistics Distributable Cash Flow Forecast Common Unit Coverage Potential Distribution @ 1.15 X Historical Returns (ETP/ETE) Distribution Review

ETP/ETE Credit Statistics (5/31/2006)
Outstanding Debt (5/31/2006) $1.5 billion
(excluding working capital)
2006E EBITDA $730 mllion
2006E Interest Exp. $110 million
Debt/ EBITDA 2.06 X
EBITDA/ Interest 6.64 X
ETP
ETP
Outstanding Debt (5/31/2006) $377 million
2006E EBITDA $157 million*
2006E Interest Exp. $24 million
Debt/ EBITDA 2.40 X
EBITDA/ Interest 6.54 X
ETE
ETE
* Based on current ETP distribution annualized * Based on current ETP distribution annualized

ETP Distributable Cash Flow/ Coverage
ETP Distributable Cash Flow Calculation (in thousands)
(@ $2.55/ LP Unit)
2006E EBITDA
     Midstream 595,000 $
     Propane 135,000 $
Total 730,000 $
Less: Maintenance Capital (50,000) $
Less: Interest Expense (110,000) $
Less: Taxes (28,000) $
Distributable Cash Flow 542,000 $
Less: Distributions to GP (IDRs) (120,365) $
Distributable Cash Flow to LP 421,635 $
LP Unit Distributions 282,096 $
Excess Distributable Cash Flow 139,540 $
Distribution Coverage Ratio 1.50 X

Potential Distribution @ 1.15X
• Based on EBITDA guidance of $730 million
• Excludes impact of previously announced internal growth projects
ETP Common Distribution @ 1.15X
Distributable Cash Flow (000's) 542,000 $
ETP DCF/ LP Unit 3.00 $
Less: Distributions to GP (IDRs) (160,004) $
Distributable Cash Flow to LP 381,996 $
LP Unit Distributions 331,991 $
Excess Distributable Cash Flow 50,005 $
Distribution Coverage Ratio 1.15 X

Historical Returns vs. Peers
5-Year Average Annual Total Return
8/29/01 - 8/29/06
Source:    FactSet
Note:
1   BWP, BPL, EEP, ETP, EPD, KMP, MMP, OKS, PPX, PAA, SXL, TPP, and VLI
28.1%
14.5%
(9.0%)
2.6%
(20.0%)
(10.0%)
0.0%
10.0%
20.0%
30.0%
40.0%
ETP Large Cap MLP
Average¹
Dow Jones S&P 500

Q1 2004
Q2 2004
Q3 2004
Q4 2004
Q1 2005
Q2 2005
Q3 2005
Q4 2005
Q1 2006
Q2 2006
Q3 2006

19 Distribution Review ETP Distribution History $1.30 $1.40 $1.50 $1.65 $1.75 $1.85 $1.95 $2.00 $2.20 $2.35 $2.55 $1.00 $1.40 $1.80 $2.20 $2.60 $3.00

Distribution History vs. Peers
2-Year Average Annual Distribution Growth
8/29/01 - 8/29/06
30%
15%
14%
12%
10%
9%
8%
7%
7%
5%
1%
0%
0%
5%
10%
15%
20%
25%
30%
35%
ETP SXL MMP PAA EPD OKS PPX BPL KMP VLI TPP EEP

Distribution History vs. Peers
Average Annual Distribution Growth
Note:
1   Includes BWP, BPL, EEP, ETP, EPD, KMP, MMP, OKS, PPX, PAA, SXL, TPP, and VLI
26.0%
30.4%
30.8%
6.5%
7.3%
7.6%
0%
5%
10%
15%
20%
25%
30%
35%
3 Yr CAGR (8/29/03-8/29/06) 2 Yr CAGR (8/29/04-8/29/06) 1 Yr CAGR (8/29/05-8/29/06)
ETP Large Cap MLP Average¹

Investment Highlights
Substantial competitive advantage
High quality portfolio of assets
Strong credit statistics
Compares favorably with BBB+ / BBB peers
Management commitment to credit quality
High common unit coverage
ETP retains cash to fund internal growth and strengthen balance sheet
Low risk, high rate of return growth opportunities
Attractive construction price to EBITDA multiples
Long-term contracts in place prior to construction
Excellent access to public debt and equity markets
Significant liquidity
History of consistent distribution growth
Experienced management with substantial equity ownership